Exhibit 10.11
BUSINESS OPPORTUNITIES AGREEMENT
     THIS BUSINESS OPPORTUNITIES AGREEMENT (this “Agreement”), dated as of                 , 2007, is entered into by and among Approach Resources Inc., a Delaware corporation (the “Company”), and the parties to this Agreement listed on Exhibit A hereto (each a “Designated Party” and collectively the “Designated Parties”).
RECITALS
     A. Each of the Designated Parties engages, directly or indirectly, in the E&P Business. The businesses in which the Designated Parties engage are similar to those in which the Company engages.
     B. In recognition that certain Designated Parties may engage, directly or indirectly, in the same or similar activities or lines of business and have an interest in the same or similar areas of business, and in recognition of the benefits to be derived by the Company through its continued contractual, corporate and business relations with each Designated Party (including services of employees, officers and directors of each Designated Party as directors and officers of the Company), this Agreement is set forth to regulate and define the conduct of certain affairs of the Company as they may involve each Designated Party, and as applicable, its employees, officers and directors, and the powers, rights, duties, liabilities, interests and expectations of the Company in connection therewith.
     C. The law relating to duties that certain Designated Parties may owe to the Company is not clear. The application of such law to particular circumstances is often difficult to predict, and, if a court were to hold that any Designated Party breached any such duty, such Designated Party could be held liable for damages in a legal action brought on behalf of the Company.
     D. In order to induce the Designated Parties to serve as directors of the Company, the Company is willing to enter into this Agreement, pursuant to Section 122 of the General Corporation Law of the State of Delaware, in order to renounce, effective upon the date hereof, any interest or expectancy it may have in the classes or categories of business opportunities specified herein that are presented to or identified by any Designated Party, as more fully described herein. As a result of this Agreement, each Designated Party, as applicable, may continue to conduct his or its business and to pursue certain business opportunities without an obligation to offer such opportunities to the Company or any of its Subsidiaries, and any Designated Party, as applicable, may continue to discharge his responsibilities as a director or employee of such Designated Party or any company in which such Designated Party has an interest.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, rights, and obligations set forth in this Agreement and the benefits to be derived herefrom, and other good and valuable consideration, the receipt and the sufficiency of which each of the undersigned acknowledges and confesses, the undersigned agree as follows:
     1. Renouncement of Business Opportunities. The Company hereby renounces any interest or expectancy in any business opportunity, transaction or other matter in which any Designated Party participates or desires or seeks to participate in and that involves any aspect of the E&P Business (each, a “Business Opportunity”) other than a Business Opportunity that (i) is first presented to a Designated Party solely in such person’s capacity as a director or officer of the Company or its Subsidiaries and with respect to which, at the time of such presentment, no other Designated Party has independently received notice of or otherwise identified such Business Opportunity or (ii) is identified by a Designated Party solely through the disclosure of information by or on behalf of the Company (each Business Opportunity other than those referred to in clauses (i) or (ii) are referred to as a “Renounced Business Opportunity”). No Designated Party shall have any obligation to communicate or offer any Renounced Business Opportunity to the Company, and any Designated Party may pursue a Renounced Business Opportunity, provided that such Renounced Business Opportunity is conducted by such Designated Party in accordance with the standard set forth in Section 2. The Company shall not be prohibited from pursuing any Business Opportunity with respect to which it has renounced any interest or expectancy as a result of this Section 1. Nothing in this Section 1 shall be construed to allow any director to usurp a Business Opportunity of the Company or its Subsidiaries solely for his or her personal benefit.
     2. Standards for Separate Conduct of Renounced Business Opportunities. In the event that a Designated Party acquires knowledge of a Renounced Business Opportunity, such Designated Party may pursue such Renounced Business Opportunity if such Renounced Business Opportunity is developed and pursued solely through the use of personnel and assets of the Designated Party (including, as applicable, such Designated Party in his capacity as a director, officer, employee or agent of the Designated Party).
     3. Liability. Provided a Renounced Business Opportunity is conducted by a Designated Party in accordance with the standards set forth in Section 2 hereof, no Designated Party shall be liable to the Company or a Stockholder for breach of any fiduciary or other duty by reason of such Renounced Business Opportunity. In addition, no Designated Party shall be liable to the Company or a Stockholder for breach of any fiduciary duty as a director or controlling Stockholder, as applicable, by reason of the fact that such Designated Party conducts, pursues or acquires such Renounced Business Opportunity for itself, directs such Renounced Business Opportunity to another Person or does not communicate information regarding such Renounced Business Opportunity to the Company.
     4. Disclosing Conflicts of Interest. Should any director of the Company have actual knowledge that he or his Affiliates is pursuing a Renounced Business Opportunity also pursued by the Company, he shall disclose to the Company’s board of directors that he may have a conflict of interest, so that the board of directors may consider his withdrawal from discussions in board deliberations, as appropriate.
     5. Interpretation
(a) For purposes of this Agreement, “Designated Parties” shall include all Subsidiaries and Affiliates of each Designated Party (other than the Company and its Subsidiaries).
(b) As used in this Agreement, the following definitions shall apply:
(i) “Affiliate” means with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is

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controlled by, or is under common control with, the person specified, and any directors, officers, partners or 5% or more owners of such person.
(ii) “E&P Business” means the oil and gas exploration, exploitation, development and production business and includes without limitation (a) the ownership of oil and gas property interests (including working interests, mineral fee interests and royalty and overriding royalty interests), (b) the ownership and operation of real and personal property used or useful in connection with exploration for Hydrocarbons, development of Hydrocarbon reserves upon discovery thereof and production of Hydrocarbons from wells located on oil and gas properties and (c) debt of or equity interests in corporations, partnerships or other entities engaged in the exploration for Hydrocarbons, the development of Hydrocarbon reserves and the production and sale of Hydrocarbons.
(iii) “Hydrocarbons” means oil, gas or other liquid or gaseous hydrocarbons or other minerals produced from oil and gas wells.
(iv) “Person” means an individual, corporation, partnership, limited liability company, trust, joint venture, unincorporated organization or other legal or business entity.
(v) “Subsidiary” or “Subsidiaries” shall mean, with respect to any Person, any other Person the majority of the voting securities of which are owned, directly or indirectly, by such first Person.
     6. Miscellaneous.
(a) The provisions of this Agreement shall terminate and be of no further force and effect at such time as no Designated Party serves as a director (including Chairman of the Board) or officer of the Company or its Subsidiaries.
(b) This Agreement does not prohibit or impact the Company’s ability to participate in any Business Opportunity.
(c) This Agreement may be signed by facsimile signature and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date set forth above.

APPROACH RESOURCES INC.
By:
Name:
Title:

DESIGNATED PARTIES:

James H. Brandi

James C. Crain

Bryan H. Lawrence

Sheldon B. Lubar

Christopher J. Whyte

[Signature Page to Business Opportunities Agreement]

YORKTOWN ENERGY PARTNERS V, L.P.
By:	Yorktown V Company, LLC, its general partner

By:
	Name:	W. Howard Keenan, Jr.
	Title:	Managing Member

YORKTOWN ENERGY PARTNERS VI, L.P.
By:	Yorktown VI Company, LP, its general partner

By:	Yorktown VI Associates LLC, its general partner

By:
	Name:	W. Howard Keenan, Jr.
	Title:	Managing Member

YORKTOWN ENERGY PARTNERS VII, L.P.
By:	Yorktown VII Company, LP, its general partner

By:	Yorktown VII Associates LLC, its general partner

By:
	Name:	W. Howard Keenan, Jr.
	Title:	Managing Member

[Signature Page to Business Opportunities Agreement]

EXHIBIT A
Designated Parties
Board Members
James H. Brandi
James C. Crain
Bryan H. Lawrence
Sheldon B. Lubar
Christopher J. Whyte
Such other persons as the Board of Directors of the Company shall from time to time determine
All Affiliates of the foregoing
Stockholders
Yorktown Energy Partners V, L.P.
Yorktown Energy Partners VI, L.P.
Yorktown Energy Partners VII, L.P.
Any other investment fund sponsored or managed by Yorktown Partners LLC, including any fund still to be formed